SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

               [X] Current Report Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                February 6, 1998
                                (Date of Report)


                         Commission file number: 0-28354

                             Great Lakes REIT, Inc.

             (Exact name of Registrant as specified in its Charter)

                               Maryland     36-3844714
          (State or other jurisdiction      (I.R.S. Employer identification no.)
          of incorporation organization)

                    823 Commerce Drive, Suite 300, Oak Brook, IL      60521
                        (Address of principal executive offices)  (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed December 23, 1997 on December 10, 1997, Great Lakes REIT, Inc. through Great Lakes REIT L.P. (collectively the "Company") acquired the Tri Atria office building, a two-story, Class-A office building located at 32255 Northwestern Highway, Farmington Hills, Michigan.


As previously reported in a Current Report on Form 8-K filed December 30, 1997, on December 30, 1997, Great Lakes REIT, Inc. through Great Lakes REIT L.P. (collectively the "Company") acquired 777 Eisenhower Parkway, Ann Arbor, Michigan, a ten-story office building located within the Briarwood Mall Corridor of Ann Arbor, Washtenaw County, Michigan.


TERMS OF PURCHASE

The Tri Atria office building was purchased from an unaffiliated third party for approximately $24,300,000. Funds for the purchase came from the Company's bank line of credit.

777 Eisenhower Parkway was purchased from an unaffiliated third party for approximately $16,600,000. Funds for the purchase came from the Company's bank line of credit.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


The required financial statements for the Tri Atria office building is attached as Exhibit A.

The required financial statements for 777 Eisenhower Parkway is attached as Exhibit B.

The required proforma financial statements for both Tri Atria and 777 Eisenhower are attached as Exhibit C.

No information is required under Items 1,3,4, and 6, and these items have therefore been omitted.



By:    /s/ Richard L. Rasley
         Richard L. Rasley, Secretary

Exhibit A


                   Statements of Revenue and Certain Expenses

                           Tri-Atria Office Building

                          Year Ended December 31, 1996
                      with Report of Independent Auditors

                    Report of Independent Auditors



The Board of Directors
Great Lakes REIT, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of Tri-Atria Office Building (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                      ERNST & YOUNG LLP

Chicago, Illinois
December 17, 1997


                            Tri-Atria Office Building

                   Statements of Revenue And Certain Expenses




                                                                                           January 1,
                                                                                          1997 through
                                                                    Year Ended            December 10,
                                                                   December 31,               1997
                                                                       1996               (Unaudited)
                                                              ---------------------- ----------------------

Revenue
Base rents                                                    $3,889,024             $3,595,055
Tenant reimbursements                                            306,591                272,650
Other income                                                      49,803                 72,820
                                                              ---------------------- ----------------------
Total revenue                                                  4,245,418              3,940,525
                                                              ---------------------- ----------------------

Expenses
Real estate taxes                                                518,086                425,228
General operating                                                143,939                148,635
Utilities                                                        438,921                362,520
Cleaning and landscaping                                         235,388                238,982
Repairs and maintenance                                          253,225                256,426
Management fee                                                   121,242                109,101
                                                              ---------------------- ----------------------
Total expenses                                                 1,710,801              1,540,892
                                                              ---------------------- ----------------------

Revenue in excess of certain expenses                         $2,534,617             $2,399,633
                                                              ====================== ======================


See accompanying notes.

                            Tri-Atria Office Building

               Notes to Statements of Revenue and Certain Expenses


1.  Business

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Tri-Atria Office Building (the Property), a 2-story office building property located in Farmington Hills, Michigan. The Property was acquired on December 10, 1997 by a partnership controlled by Great Lakes REIT, Inc. (Great Lakes).

As of December 10, 1997 and December 31, 1996, the Property was 98% leased with twenty-five and twenty-four tenants, respectively. Two tenants accounted for approximately 72% and 66% of base rents at December 10, 1997 and December 31, 1996, respectively.

2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata basis, as defined.

4.  Management Agreement

During the period from January 1, 1997 to December 10, 1997 and for the year ended December 31, 1996, the Property was managed by a third-party management company. The management agreement provided for the greater of 3% of gross monthly receipts or $5,000.

Exhibit B


                   Statements of Revenue and Certain Expenses

                              777 Eisenhower Plaza

                          Year Ended December 31, 1996
                      with Report of Independent Auditors

                    Report of Independent Auditors



The Board of Directors
Great Lakes REIT, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of 777 Eisenhower Plaza (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                      ERNST & YOUNG LLP

                                              777 Eisenhower Plaza

                                   Statements of Revenue And Certain Expenses




                                                                                           January 1,
                                                                                          1997 through
                                                                    Year Ended            December 17,
                                                                   December 31,               1997
                                                                       1996               (Unaudited)
                                                              ---------------------- ----------------------

Revenue
Base rents                                                    $4,341,296             $3,989,970
Tenant reimbursements                                            499,469                594,970
Other income                                                      42,968                 25,611
                                                              ---------------------- ----------------------
Total revenue                                                  4,883,733              4,610,551
                                                              ---------------------- ----------------------

Expenses
Real estate taxes                                                523,302                478,030
General operating                                                300,337                314,470
Utilities                                                        812,255                727,820
Cleaning and landscaping                                         335,215                292,515
Repairs and maintenance                                          272,928                307,297
Management fee                                                   137,316                136,193
                                                              ---------------------- ----------------------
Total expenses                                                 2,381,353              2,256,325
                                                              ---------------------- ----------------------

Revenue in excess of certain expenses                         $2,502,380             $2,354,226
                                                              ====================== ======================


 See accompanying notes.

                              777 Eisenhower Plaza

               Notes to Statements of Revenue and Certain Expenses




1.  Business

The accompanying Statements of Revenue and Certain Expenses relate to the operations of 777 Eisenhower Plaza (the Property), a 10-story office building property located in Ann Arbor, Michigan. The Property was acquired on December 17, 1997 by a partnership controlled by Great Lakes REIT, Inc. (Great Lakes).

As of December 17, 1997 and December 31, 1996, the Property was 93% and 96% leased with twenty-four and thirty-four tenants, respectively. Two tenants accounted for approximately 66% and 55% of base rents at December 17, 1997 and December 31, 1996, respectively.

2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata basis, as defined.

4.  Management Agreement

During the period from January 1, 1997 to December 17, 1997 and for the year ended December 31, 1996, the Property was managed by a third-party management company. The management agreement provided for the greater of 3% of gross monthly receipts or $5,000.

Exhibit C


Great Lakes REIT, Inc.
Consolidated Pro Forma Statement of Income
For the Year Ended December 31, 1997
(Unaudited)
                                                                       Previous      Pro Forma       Tri-Atria and
                                       12/31/97           1997         Pro Forma     Prior to these   777 Eisenhower    Company
                                     As reported (1)    Acquisitions   Adjustments   Acquisitions     Acquisitions (2)  Pro Forma
Revenues
Rental                                $36,231,301       5,232,374                       41,463,675      7,585,025      $49,048,700
Reimbursements                         10,688,046       1,702,428                       12,390,474        867,620       13,258,094
Interest and other                        744,514          44,793                          789,307         98,431          887,738
                                    ------------------------------------------------------------------------------------------------
Total revenues                         47,663,861       6,979,595                       54,643,456      8,551,076       63,194,532
                                    ------------------------------------------------------------------------------------------------

Expenses
Real estate taxes                       7,702,203       1,322,244                         9,024,447        903,258       9,927,705
Other property operating               11,969,092       1,963,218                        13,932,310      2,893,959      16,826,269
General and administrative              3,379,121                                         3,379,121                      3,379,121
Interest                                4,308,173       3,174,853        (3,622,836)(5)   3,860,190      2,651,680 (4)   6,511,870
Depreciation and amortization           8,199,846         885,135                         9,084,981        790,496 (3)   9,875,477
                                    ------------------------------------------------------------------------------------------------

Total expenses                         35,558,435       7,345,451        (3,622,836)     39,281,050      7,239,393      46,520,443
                                    ------------------------------------------------------------------------------------------------

Net income                             $12,105,426       (365,856)        3,622,836      15,362,406      1,311,683     $16,674,089
                                    ================================================================================================

Earnings per common share                    $0.92                                                                           $1.05
                                    ===================                                                          ==================

Weighted average common
 shares outstanding                     13,140,124                                                                      15,841,027
                                    ===================                                                          ==================
Diluted earnings per common
 share                                       $0.91                                                                           $1.04
                                    ===================                                                          ==================
Weighted average common
 shares and common share
 equivalents outstanding                13,304,540                                                                      16,005,443
                                    ===================                                                          ==================


See accompanying notes to pro forma consolidated statement of income

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1997
(UNAUDITED)

1.       Represents the historical results of the Company.

2.       Represents the unaudited historical results of operations of Tri-Atria and 777 Eisenhower for the period
         January 1, 1997 to December 10, 1997 and December 17, 1997 respectively.

3.       Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1997 to
         December 10, 1997 for Tri-Atria, and January 1, 1997 to December 17, 1997 for 777 Eisenhower.

4.       Interest expense ($2,651,680) is computed on the amount borrowed ($25,000,000) on the Companys line of credit to acquire Tri-Atria and 777 Eisenhower for the period January 1, 1997 to December 31, 1997 at
         7.25% per annum, the average interest rate during the period.  Also included in interest expense is the amount calculated on the mortgage loan ($12,125,000) for Tri-Atria for the period January 1, 1997 to
         December 31, 1997 at 7.08% per annum, the fixed interest rate for the note.

5.       Interest expense has been reduced by $3,622,836 which represents interest paid on debt retired with the proceeds of the Offering.
